UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2017

WideOpenWest Finance, LLC

(Exact Name of Registrant As Specified In Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-187850 (Commission File Number)	31-1811298 (IRS Employer Identification No.)

7887 East Belleview Avenue, Suite 1000
Englewood, CO 80111
(Address of Principal Executive Offices, including Zip Code)

(720) 479-3500
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

On July 17, 2017, WideOpenWest Finance, LLC (“WOW!”) entered into an eighth amendment to its credit agreement with WideOpenWest, Inc., as parent guarantor, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as the administrative agent and revolver agent, and the other parties thereto (the “Eighth Amendment”) whereby (i) WOW! borrowed new term B loans in an aggregate principal amount of $230,487,500, for a total outstanding term B loan principal amount of $2.28 billion and (ii) the revolving credit commitments were increased by an aggregate principal amount of $100,000,000, for a total outstanding revolving credit commitment of $300,000,000 available to WOW! under the revolving credit facility. The new term B loans will mature in August 2023 and bear interest, at WOW!’s option, at a rate equal to ABR plus 2.25% or LIBOR plus 3.25%. Loans under the revolving credit facility bear interest, at the option of WOW!, at a rate equal to ABR plus 2.00% or LIBOR plus 3.00%.  The guarantees, collateral and covenants in the Eighth Amendment remain unchanged from those contained in the credit agreement prior to the Eighth Amendment.

The foregoing summary of the Eighth Amendment is qualified in its entirety by reference to the actual agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01                                           Other Events.

On July 17, 2017, WideOpenWest, Inc. issued a press release announcing the foregoing. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                           Exhibits

Exhibit No.	Description of Exhibit
10.1

Eighth Amendment to Credit Agreement, dated July 17, 2017, by and among WideOpenWest Finance, LLC, WideOpenWest, Inc., the several lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as the Administrative Agent and Revolver Agent.

99.1	Press release dated July 17, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2017	WIDEOPENWEST FINANCE, LLC

/s/ Richard E. Fish, Jr.
Richard E. Fish, Jr. Chief Financial Officer

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